Aspen Insurance Holdings Limited

Chris O’Kane

Chief Executive Officer

Richard Houghton

Chief Financial Officer

February 2008

EXHIBIT 99.1

AHL: NYSE

Safe Harbor Disclosure

This slide presentation is for information purposes only.  It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the “Company” or “Aspen”) with the U.S. Securities and Exchange Commission.

Non-GAAP Financial Measures

In presenting Aspen’s results, management has included and discussed certain “non-GAAP financial measures”, as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm.

Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:

This presentation contains written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” “estimate,” “may,” “continue,” “guidance,” and similar expressions of a future or forward-looking nature.

In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount.

All forward-looking statements address matters that involve risks and uncertainties.  Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to:  the impact of deteriorating credit environment created by the sub-prime crisis; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; changes in the total industry losses resulting from Hurricanes Katrina, Rita and Wilma and any other events, and the actual number of Aspen's insureds incurring losses from these events; with respect to events such as Hurricanes Katrina, Rita and Wilma, Aspen’s reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modeling techniques, the impact of these events on Aspen's reinsurers, any changes in Aspen's reinsurers' credit quality, the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers and the overall level of competition and the related demand and supply dynamics as contracts come up for renewal; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage as a result of Hurricanes Katrina, Rita and Wilma and any other events such as the UK floods; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen’s insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by the New York State Attorney General's office and other authorities concerning contingent commission arrangements with brokers and bid solicitation activities. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 22, 2007.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

2

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Probability Distributions of 2008 ROAE and Return
on Allocated Equity:  Disclaimers

3

This presentation includes slides relating to the probability distributions of the 2008 ROAE and Return on Allocated Equity based on model outputs only and are not, and should not be construed as guidance for 2008. The Company relies on the outputs of its Dynamic Financial Analysis (“DFA”) model in addition to other considerations in the establishment of its public guidance. No 2008 guidance is given in this presentation.

No representation or warranty of any kind is or can be made with respect to the accuracy or completeness of, and no representation or warranty should be inferred from, the probability distributions of the 2008 ROAE and Return on Allocated Equity in these slides or the assumptions underlying them or their suitability.  No representation or warranty is or can be made as to the future operations or the amount of any future income or loss.

The figures shown are the result of numerous assumptions made within our  DFA model, many of which are subject to uncertainty which could lead actual results to vary considerably from those indicated by the model, including our estimates of catastrophe and non-catastrophe losses, our estimates of reserve movements and our estimates of investment income.

No explicit allowance has been made within the modelling for the possibility that the model could be wrong or assumptions within the model incorrect.  This includes the possibility that catastrophe models are incorrect.

Changes in market conditions and variations from expected underwriting and investment strategy may lead to results varying considerably from those indicated by the model.

No reliance should be placed on the accuracy of our DFA probability distributions of the 2008 ROAE and Return on Allocated Equity as they are based on (i) assumptions and other factors made at the time of modeling which may be subject to uncertainty or which may change subsequently, (ii) currently available information derived from modeling techniques, which may be incorrect, and (iii) modeling assumptions that may be inaccurate or incorrect. Therefore, the results of the model are illustrative and not to be viewed as facts or forecasts, and should not be relied upon as a representation of the future value of an investment in Aspen shares.

See Slide 2 – Safe Harbor Disclosure for reference to important factors that could cause actual results to differ from the probability distribution of 2008 ROAE and Return on Allocated Equity provided in the previous slides. Changes in market conditions and variations from expected underwriting and investment strategy may lead to results varying considerably from those indicated by the model.

For a more detailed description of these uncertainties and other factors, please see the “Risk Factors” section in Aspen’s Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February  22, 2007.  Aspen undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they were made.

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Discussion Topics

Aspen at a Glance

Cycle Management

Benefits of Diversification

Market Conditions

Investment Portfolio

Key Performance Drivers

Previous Guidance

Conclusions

Appendix

4

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Aspen at a Glance

5

Bermuda based diversified Specialty Insurer and Reinsurer with focus on:

                         Marine, Energy and Transport Insurance

                         Specialty and Casualty Reinsurance

                         Property Catastrophe Insurance and Reinsurance

$2.5bn market cap

                         $2.3bn common equity and $3.0bn total capital, as of December 31, 2007

                         500 employees in 12 offices in 6 countries

                         Ratings of A (S&P), A2 (Moody’s) and A (AM Best, for Aspen UK and Aspen Bermuda)

$1.8bn Gross Written Premium (GWP) in 2007, estimate $1.8bn +/- 5% GWP for 2008
(as of February 7, 2008 conference call)

                   35% Insurance,  65% Reinsurance

                   43% Casualty, 57% Property

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Aspen at a Glance:
Widespread Distribution - Efficient Infrastructure

500 Employees Across Twelve Offices

129 Underwriters, 25 Actuaries and 29 Risk Management professionals

London

(294)

Paris

(3)

Zurich

(7)

Dublin

(6)

Bermuda

(56)

Atlanta

(18)

Connecticut

(34)

Arizona

(9)

Illinois

(2)

California

(6)

New York

(1)

Massachusetts

(63)

Key platforms in London, Bermuda and US with seven additional distribution centres

6

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Diversified Portfolio

Targeted Growth in Specialty Lines And Improved Spread of Risk

$1.6bn split by Product Line

12 months to December 2004

$1.8bn split by Product Line

12 months to December 2007

7

16%

7%

8%

15%

8%

1%

5%

4%

3%

2%

1%

6%

8%

1%

6%

6%

3%

Catastrophe

Risk XS

Pro Rata Treaty

US Casualty

International Casualty

Casualty Facultative

UK Liability

US Liability

UK Commercial Property

US Commercial

Property

International Property
Facultative

Specialty RI

Marine Liability

Property Facultative

Aviation

Energy

Marine Hull

16%

18%

8%

14%

11%

3%

13%

2%

4%

2%

1%

6%

2%

Catastrophe

Risk XS

Pro Rata Treaty

US Casualty

International Casualty

Casualty Facultative

UK Liability

US Liability

UK Commercial

Property

US Commercial

Property

Worldwide Property

Specialty RI

Marine Liability

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Profitable Expansion into New / Adjacent Lines

Progressive diversification of strategic footprint through incremental expansion into adjacent business lines*

Key enablers:

                   Consistent with core competencies

                   Timing

                   Availability of proven, successful underwriting teams

Focus on non-correlating lines

Financial Institutions, announced February 2008

2003

2004

2005

2007

Specialty
Reinsurance

   Aviation

    Marine

US Casualty Re

US Excess &
Surplus lines

Aspen Re America

Aviation Insurance

Marine Insurance

Energy Insurance

International Property
Facultative

* Businesses shown for first year of meaningful premium contribution

** Underwriting after 09/07

Diversification has Added over $1,135m GWP in New Lines Since 2004

Development of Aspen’s GWP

2006

Professional Liability**

Excess Casualty**

Non-Marine Liability**

Political Risk**

8

0

500

1000

1500

2000

2002

2003

2004

2005

2006

2007

Year

GWP $m

Original Lines

2003 Lines

2004 Lines

2005 Lines

2006 Line

2007 Lines

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UK
Commercial
Auto

War and
Terrorism

Cargo and
Specie

US Retailer
Property

Accident &
Health/ Medical
Expenses

Approach to Growth - ‘Palette’
(lines we do not currently write)

UK D&O

Operational fit

Underwriting fit

Bloodstock

Credit and
surety

Homeowners

Standard
Auto

US D&O

in US

High Net
Worths

Agriculture

US Airlines

Binder
Business

UK SMEs

Primary
Japanese
Property

HIGH

LOW

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9

ILLUSTRATIVE

Nuclear

Contingency

US Onshore
Technical
Risk

Construction
/Engineering

Focus on Opportunities which Offer Best Fit with Our Underwriting and Operational
Capabilities

Approach to Cycle Management

Business pricing must meet or exceed adequacy levels

Key components

                         Underwriting integrity

                         Optimizing business mix

                         Strong risk management

                         Efficient use of reinsurance / retrocession purchasing

                         Expense control

                         Improving investment contribution

Return Excess Capital to Shareholders when Appropriate

10

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GWP and rate index

UK Liability

UK Commercial Property

Proactive Cycle Management

Disciplined Underwriting and Cycle Management

* Since inception June 2002

11

11

79

70

61

51

50

0

10

20

GWP
(Left
Scale)

30

40

50

60

70

80

90

RRV
(Right
Scale)

100

2001

2002*

2003

2004

2005

2006

2007

   GWP
$millions

0

20

40

60

80

100

120

140

160

% change ‘03-‘07
Rates: -22%
GWP: -37%

Rate

Index ,

2001=100%

76

GWP
(Left
Scale)

223

% change ‘03-‘07
Rates: -39%
GWP: -59%

213

171

125

92

0

50

100

150

200

250

RRV
(Right
Scale)

2001

2002*

2003

2004

2005

2006

2007

  GWP
$millions

0

50

100

150

200

250

Rate

Index ,

2001=100%

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Lapsed business approximately 24%* of GWP in 07

Lapsed business expected to be approximately
                       18%* of GWP in 08

(*) As percentage of that year’s business

New lines include Non-Marine Transportation Liability, Professional Lines,  Excess Casualty Insurance, Political Risk and Financial Institutions

(**) Mid-point of 2008 Guidance as shown on page 28.

Renewal business expected to decline by 8% in 2008 vs 2007

New business lines introduced in 2007 to account for approximately 8% of expected GWP

Steady Top-Line Supported by Disciplined Entrance
into New Lines

$1,334m

$321m

$145m

$1,800m**

$1,819m

$1,458m

$348m

$13m

2007 New Business & Renewals

2008 Expected New Business & Renewals

12

0%

20%

40%

60%

80%

100%

120%

Existing

Renewals

Existing Lines

New Lines

Total

0%

20%

40%

60%

80%

100%

120%

Existing

Renewals

Existing Lines

New Lines

Total

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Business Enablement: Understanding Catastrophe Risk

Significant Reduction in Exposure to Natural Catastrophes Post 2005 At All Return Periods

* Aggregate Exceedance Probability (excludes inwards reinstatement premiums, includes outwards reinstatement premiums, net of tax)

Note: For net figures applied 2007 reinsurance / retro program to reflect our previous exposure versus our current structure

Note that assumptions have been made to bring prior periods, modelled in old RMS versions, in line with RMS version 6.

Group Net AEP, Combined All Perils

“As-If” to RMS v6

13

200

400

600

800

1,000

1,200

1,400

1,600

1,800

2,000

2004-08

2005-02

2005-08

2006-02

2006-08

2007-03

2007-06

2007-09

2008-01

Date

Annual Cat Loss in USD m

Mean

1 in 10

1 in 25

1 in 50

1 in 100

1 in 250

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<-30%
-29%
-27%
-25%
-23%
-21%
-19%
-17%
-15%
-13%
-11%
-9%
-7%
-5%
-3%
-1%
1%
3%
5%
7%
9%
11%
13%
15%
17%
19%
21%
23%
25%
27%
29%
31%
33%
35%
37%
39%
41%
43%
45%
47%
49%
51%
53%
55%

Business Enablement: Understanding Risk

Result of 50,000 simulations of the 2008 year net income using Aspen DFA model

Risks modelled include underwriting (cat and non cat), reserving, market, credit and operational

Subject to the caveats on slides 2 and 3, this represents our estimates of modelled outcomes for 2008

14

ROAE Distribution all Risks: 2008 Plan

0.00%

0.50%

1.00%

1.50%

2.00%

2.50%

3.00%

3.50%

4.00%

Chance of an ROAE < 0 = 9.2%

Chance of an ROAE > 10% =

71%

Chance of an ROAE between 14% and 20% = 25%

Chance of an ROAE > 20% = 37%

ROAE

Probability

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<-31%
-27%
-23%
-18%
-14%
-10%
-6%
-2%
2%
6%
10%
14%
18%
23%
27%
31%
35%
39%
43%
47%
51%
55%
59%

•
•
•

•

Business Enablement: Benefits of Diversification

Property Reinsurance product segment only

No diversification with other product segments

Relatively large tail and high volatility as measured by the Standard Deviation (“SD”) and the Sharpe Ratio
(calculated using return on allocated shareholders’ common equity)

Subject to the caveats on slides 2 and 3, this represents our estimates of modelled outcomes for 2008

15

Return on Allocated Equity – Property Reinsurance Only

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

9.00%

10.00%

Return On Allocated Equity (ROAE for segment)

Probabilities

SD = 13.1%

Sharpe Ratio = 0.69

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Business Enablement: Benefits of Diversification

16

Property Reinsurance and Casualty
Reinsurance

Property Reinsurance product
segment only

Return on allocated equity less volatile (SD reduces to 10.7% from 13.1%, Sharpe Ratio increases from 0.69 to
0.90)

Subject to the caveats on slides 2 and 3, this represents our estimates of modelled outcomes for 2008

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

9.00%

10.00%

Return On Allocated Equity (ROAE for segment)

Probabilities

SD = 13.1%

Sharpe Ratio = 0.69

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

9.00%

10.00%

Return On Allocated Equity (ROAE for segment)

Probabilities

SD = 10.7%

Sharpe Ratio = 0.90

Diversification Leads to a Reduction of the Risk of Unfavourable Outcomes

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<-31%
-27%
-23%
-18%
-14%
-10%
-6%
-2%
2%
6%
10%
14%
18%
23%
27%
31%
35%
39%
43%
47%
51%
55%
59%

Business Enablement: Benefits of Diversification

17

Property Reinsurance and Casualty Reinsurance

Property Reinsurance product segment only

Reinsurance and Insurance Combined

SD reduces further to 9.4% and Sharpe Ratio increases to 1.16

Subject to the caveats on slides 2 and 3, this represents our estimates of modelled outcomes for 2008

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

9.00%

10.00%

Return On Allocated Equity (ROAE for segment)

Probabilities

SD = 13.1%

Sharpe Ratio = 0.69

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

9.00%

10.00%

Return On Allocated Equity (ROAE for segment)

Probabilities

SD = 10.7%

Sharpe Ratio = 0.90

0.00%

1.00%

2.00%

3.00%

4.00%

5.00%

6.00%

7.00%

8.00%

9.00%

10.00%

Total ROAE

Probabilities

SD = 9.4%

Sharpe Ratio = 1.16

Diversification reduces volatility and gives better risk / return balance

AHL: NYSE

Market Conditions
2008 Outlook: Property Reinsurance and Casualty Reinsurance

Market
Trend

Casualty

Facultative

US Casualty

Intl. Casualty

Aspen 2007
Performance

Market
Conditions

Line

Casualty Reinsurance

Property Reinsurance

  Property
  Facultative

Pro Rata

Market Trend

Risk Excess

Treaty

Catastrophe

Treaty

Aspen 2007

Performance

Market Conditions

Line

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

Strong

Satisfactory

Improvement Required

18

As of February 7, 2008

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Market Conditions
2008 Outlook: US Insurance and International Insurance

Aspen 2007
Performance

UK Liability

UK
Property

Line

Market
Conditions

Market
Trend

Market
Trend

Specialty

Reinsurance

Marine &

Energy
Liability

Offshore
Energy
Physical
Damage

Marine Hull

Aviation

Aspen 2007
Performance

Market
Conditions

Line

International Insurance

= Absolute rate levels attractive

= Absolute rate levels mixed

= Absolute rate levels very challenging

= 12 month rate trend positive

= 12 month rate trend neutral

= 12 month rate trend slightly downwards

= 12 month rate trend downwards

19

Improvement Required

US Insurance

E&S Casualty

Market
Trend

E&S Property

Aspen 2007
Performance

Market
Conditions

Line

As of February 7, 2008

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Strong

Satisfactory

Portfolio Credit Ratings

  (as at December 31, 2007)

Aggregate Investment Portfolio

Asset Class Allocation

89% of Portfolio ‘A’ or Better, Overall Fixed Income ‘AA+’

20

* Govt rated securities include GNMAs that are classified as “MBS” at left; Agency rated securities include Agency issued mortgage backed  securities that are classified as “MBS” at left.

Sub-Prime and related exposure

                   No direct sub-prime exposure

                   Currently have less than $51,000 (fifty-one thousand dollars) of fixed income investments that are wrapped by financial guarantors

                   No investment losses requiring an impairment charge at the year end

6%

13%

21%

6%

3%

22%

19%

6%

21%

25%

4%

9%

16%

29%

0%

5%

10%

15%

20%

25%

30%

35%

Govt

Agency

MBS

Corp

ABS

FOHF

Cash/ST

Dec 06

Dec 07

Govt*(incl. GNMAs),

15%

AAA, 34%

AA, 8%

A, 12%

BBB, 2%

Agency* (incl. Agency

MBS), 20%

FOHF, 9%

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Key Performance Driver: Strong Underwriting Results

93.0%

Peer Median

117.6%

Peer Median

84.6%

Peer Median

83.0%

Peer Median

Average: 2003 – 2007

88.8%

ASPEN

117.2%

ASPEN

2005

82.4%

ASPEN

2006

83.0%

ASPEN

Combined Ratio (GAAP)

2007

* Without taking into account variance in other performance measures

Source: SNL Financial, company press releases

Peers include ACE, ACGL, AXS, ENH, RE, IPCR, TRH, MXGL, PRE, AWH, RNR, XL , ORH, PTP and MRH (2007 calculation uses 9 month Combined Ratio for ORH, IPCR, PTP, MRH as these companies had not reported as of the finalisation of this presentation)

21

Combined

Ratio

%

Require a Combined Ratio of 90% in 2008 to Achieve an ROAE of 15%*

80

90

100

110

120

2007

2006

2005

2003-2007

Aspen

Median

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Key Performance Driver: Growing Investment Income

Average: 2005 – 2007

4.7%

Peer Group Average

4.4%

ASPEN

4.0%

Peer Group Average

3.5%

ASPEN

2005

4.9%

Peer Group Average

4.4%

ASPEN

2006

5.2%

Peer Group Average

5.4%

ASPEN

Net Investment
Income Return¹

2007

Peers include ACE, ACGL, AXS, ENH, RE, IPCR, TRH, MXGL, PRE, AWH, RNR, XL , ORH, PTP and MRH (2007 calculation uses annualized nine month data for ORH, IPCR, PTP, MRH as these companies had not reported as of the finalisation of this presentation)

Source: Company Filings

1. Net Investment Income Return is computed by dividing pre-tax Net investment income for the period by average Investments and Cash and cash equivalents for the applicable period, annualized.

22

Total Investments have increased

Book Yield improving

Increasing Investment Yield;
Investment Income Increasing
Component of Total Return

$1,616

$2,736

$3,689

$4,681

$5,227

2003

2004

2005

2006

2007

3.0%

3.5%

4.0%

4.5%

5.0%

Q404

Q105

Q205

Q305

Q405

Q106

Q206

Q306

Q406

Q107

Q207

Q307

Q407

Fixed Income

Fixed income and cash and cash equivalents

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Oct-06
Nov-06
Dec-06
Jan-07
Feb-07
Mar-07
Apr-07
May-07
Jun-07
Jul-07
Aug-07
Sep-07
Oct-07
Nov-07
Dec-07

Key Performance Driver:
Funds of Hedge Funds, Enhancing Net Investment Income

Multi manager, multi strategy approach

$561m investment:  9.4% of investable assets at 31 December 2007

Internal rate of return for Aspen in 2007: 11.4%

23

Enhancing fixed
income returns

Cumulative returns

-5.00%

0.00%

5.00%

10.00%

15.00%

20.00%

25.00%

HFRI FOF: Conservative Index

Lehman Agg

S&P500

Aspen FOHF weighted

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Key Performance Driver:  Increasing Tax Efficiency

* In 2005 Aspen Insurance Holdings Limited reported a loss before tax of $160.4 million.  In addition to the loss, the group incurred a tax charge of $17.4  million in relation to profits earned    by Aspen   Insurance UK Limited

24

0%

5%

10%

15%

20%

25%

30%

2003

2004

2005*

2006

2007

Effective Tax rate

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Key Performance Driver:
Capital Management and Financial Leverage

Capital Structure and Financial Leverage

25

Share buy back: completed
$300m program, final $50m on
November 9

Preference shares: issued
$200m Q4 2006

Strong balance sheet with
some opportunity for further
leverage

Active Balance Sheet Management to Deliver Consistent, Quality ROAE

837

878

1,091

1,096

1,693

1,503

1,427

208

385

147

457

961

200

430

430

249

1,731

249

2,289

249

2,639

249

3,067

41

40

1,339

0

500

1,000

1,500

2,000

2,500

3,000

3,500

2002

3.0%

14.4%

19.6%

25.7%

22.1%

2003

2004

2005

2006

2007

$ m

Common share capital

Retained earnings inc OCI and issue costs

Preference shares

Debt

AHL: NYSE

Leverage

Sub-Prime and Related Exposure

Reserves

                         $35 million reserves (Q4 2007) made up of:

       - $20 million of additional reserves ($7.5m in Q3, $12.5m in Q4)

       - $15 million expected loss reserves

                         Exposures limited to two areas:

      - A small number of Lloyd’s syndicates

     - One casualty clash contract

Investments

                         No direct sub-prime exposure

                         Currently have less than $51,000 (fifty-one thousand dollars) of fixed income investments that are wrapped by financial guarantors

                         No investment losses requiring an impairment charge at the year end

26

AHL: NYSE

Growth in ROAE and Book Value Per Share

CAGR in BVPS over last 8 quarters of 20%

27

(*) Note:  See Aspen’s quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share and reconciliation of average equity to closing shareholders’ equity  in the Investor Relations section of Aspen's website at www.aspen.bm

12.5%

18.0%

22.4%

22.9%

20.4%

20.2%

22.8%

20.4%

10.0%

12.0%

14.0%

16.0%

18.0%

20.0%

22.0%

24.0%

26.0%

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

ROAE %

10.0

12.0

14.0

16.0

18.0

20.0

22.0

24.0

26.0

28.0

$ Diluted B/V Per Share

Annualized ROAE

Diluted BV Per Share*

AHL: NYSE

2008 Guidance

ROE of 14% - 17% assuming normal loss experience

28

$135 million

13% to 16%

$290 - $320 million

88% - 93%

8% - 10% of GEP

$1.8 billion ± 5%

February 7, 2008

$77 million

Cat-Load

14.8%

Tax Rate

$299 million

Investment Income

83.0%

Combined Ratio

8.9%

% Earned Premium Ceded

$1.82 billion

GWP

Actual 2007

AHL: NYSE

Conclusions

Strong underwriting performance

Improving investment contribution

Efficient use of capital

High quality, diversified underwriting portfolio designed with the benefit of sophisticated capital allocation models

Strong, quality, improving returns

                   BVPS 20% CAGR over last 8 quarters

                   Annualised ROAE >18% over last 6 quarters

29

Well Positioned to Manage the Cycle and Generate Attractive Returns

AHL: NYSE

Appendix

30

AHL: NYSE

Financial Highlights – Q4 2007

31

* Annualized

¹ Reconciliation of Average Equity to closing shareholders’ equity and operating income to net income is provided in our quarterly financial supplements available in the Financial Results section of the Investor Relations page of Aspen’s website at  www.aspen.bm

20.5%

$1.22

$1.47

Diluted Operating EPS 1

20.0%

$1.20

$1.44

Diluted EPS

22.8%

23.2%

Full Year Operating *ROAE 1

76.8%

79.4%

Combined Ratio

28.2%

31.8%

Expense Ratio

48.6%

47.6%

Loss Ratio

GAAP Ratios:

13.1%

$119.5

$135.2

Net Income after tax

28.1%

62.7

80.3

Net Investment Income

(9.6)%

96.3

87.1

Underwriting Income

2.0%

415.3

423.7

Net Earned Premiums

0.3%

278.1

279.0

Net Written Premiums

6.3%

286.9

305.0

Gross Written Premiums

Change

2006

2007

Quarter Ended December 31

(US$ in millions, except per share data and percentages)

AHL: NYSE

Financial Highlights – 12 months ended December 2007

¹ Reconciliation of Average Equity to closing shareholders’ equity and operating income to net income is provided in our quarterly financial supplements available in the Financial Results section of the Investor Relations page of Aspen’s website at  www.aspen.bm

32

25.1%

$22.35

$27.95

BV Per Ordinary Share

34.1%

$3.72

$4.99

Diluted Operating EPS

36.3%

$3.75

$5.11

Diluted EPS

18.4%

21.1%

Full Year Operating ROAE ¹

82.4%

83.0%

Combined Ratio

29.3%

29.9%

Expense Ratio

53.1%

53.1%

Loss Ratio

GAAP Ratios:

29.3%

$378.1

$489.0

Net Income after tax

46.3%

204.4

299.0

Net Investment Income

(0.2)%

295.6

295.1

Underwriting Income

3.4%

1,676.2

1,733.6

Net Earned Premiums

(3.7)%

1,663.6

1,601.4

Net Written Premiums

(6.5)%

1, 945.5

1,818.5

Gross Written Premiums

Change

2006

2007

12 months ended December 31

(US$ in millions, except per share data and percentages)

AHL: NYSE

'03 – '07 CAGR = 33.9%

'03 – '07 CAGR = 77.7%
27.0%

Financial Performance

33

Delivering Results

($ in millions – Net Income)

Note: Reconciliation of average equity to closing shareholders’ equity is provided in our quarterly financial supplements available in the Financial Results section of the Investor
Relations page of Aspen’s website,  www.aspen.bm

Profitability has increased substantially...

$152

$195

$378

$489

$119

$135

($178)

2003

2004

2005

2006

2007

4Q 2006

4Q 2007

Due to strong underwriting...

25%

25%

27%

29%

30%

28%

32%

53%

59%

90%

53%

48%

49%

53%

2003

2004

2005

2006

2007

4Q 2006

4Q 2007

Expense Ratio

Loss Ratio

Resulting in improving ROAE

15.9%

14.0%

18.5%

21.6%

22.4%

22.8%

-11.7%

2003

2004

2005

2006

2007

4Q 2006

4Q 2007

With increasing investment income contribution...

$178

$204

-$259

$296

$295

$96

$87

$68

$121

$299

$80

$30

$204

$63

2003

2004

2005

2006

2007

4Q 2006

4Q 2007

Underwriting Income

Investment Income

AHL: NYSE

($ in millions)

Decomposition of ROAE

Decomposition of ROAE - 2006

Decomposition of ROAE - 2007

34

5.0%

14.0%

21.6%

-1.3%

-4.0%

-0.9%

8.8%

0%

5%

10%

15%

20%

25%

30%

Net

technical

result - AY

Net

technical

result - PY

Investment

income

Other

Tax

Pref

Dividends

Total

18.5%

-0.8%

-4.7%

-1.5%

12.5%

10.4%

2.6%

0%

5%

10%

15%

20%

25%

30%

Net

technical

result - AY

Net

technical

result - PY

Investment

income

Other

Tax

Pref

Dividends

Total

AHL: NYSE

Financial Highlights – Group Summary Q4

35

Underwriting Expenses

202

67

50

319

78

57

337

202

0

200

400

600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

$ms

2006 Q4

2007 Q4

Income Contribution

96

63

87

80

0

40

80

120

Underwriting Income

Net Investment Income

$ms

2006 Q4

2007 Q4

Income

150

147

120

101

161

158

135

115

0

40

80

120

160

200

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

$ms

2006 Q4

2007 Q4

Underwriting Revenues

287

9

278

415

305

26

279

424

0

200

400

600

GWP

Premiums

Ceded

NWP

NEP

$ms

2006 Q4

2007 Q4

AHL: NYSE

Financial Highlights – Group Summary – 12 months

36

Underwriting Revenues

Underwriting Expenses

Income

Income Contribution

469

470

378

306

567

574

489

408

0

100

200

300

400

500

600

700

Operating

Income

Before Tax

Income

Before Tax

Income After

Tax

Retained

Income

$ms

2006

2007

890

323

168

1381

314

205

1439

920

0

400

800

1200

1600

Losses &

Loss

Expenses

Acquisition

Exp

General &

Admin

Expenses

Total

Underwriting

Expenses

$ms

2006

2007

296

204

295

299

0

40

80

120

160

200

240

280

320

Underwriting Income

Net Investment Income

$ms

2006

2007

1946

282

1664

1676

1819

217

1601

1734

0

400

800

1,200

1,600

2,000

GWP

Premiums

Ceded

NWP

NEP

$ms

2006

2007

AHL: NYSE

Results by Business Segment – Q4

37

GWP

58

50

145

34

80

51

150

24

0

40

80

120

160

200

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

Underwriting Income

23

18

56

-1

33

5

44

6

-10

0

10

20

30

40

50

60

70

80

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

NWP

53

55

145

26

71

53

135

20

0

40

80

120

160

200

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

AHL: NYSE

2006

2007

Results by Business Segment – 12 Months

38

GWP

623

486

683

154

602

432

663

123

0

100

200

300

400

500

600

700

800

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

Underwriting Income

103

81

123

-12

152

26

115

2

-50

0

50

100

150

200

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

NWP

477

474

607

106

495

425

590

91

0

100

200

300

400

500

600

700

800

Property Re

Casualty Re

International

Insurance

US Insurance

$ms

AHL: NYSE

2006

2007

Gross Reserves By Segment

Gross Reserves By Segment

0

200

400

600

800

1000

1200

1400

2006

2007

2006

2007

2006

2007

2006

2007

US$m

Gross Outstandings

IBNR

AHL: NYSE

AHL: NYSE

39

69%

31%

57%

43%

40%

60%

36%

64%

72%

28%

79%

21%

38%

62%

24%

76%

U.S. Insurance

International
Insurance

Casualty
Reinsurance

Property
Reinsurance